<AQUENTIUM logo appears here>

P. O. Box 580943

19024 Ruppert Avenue

N. Palm Springs, CA 92258

Tel (760) 329-4139

Fax (760) 329-4096

www.AQUENTIUM.com

Consulting and Business Development Agreement

THIS AGREEMENT between Ray Sabbaghi, the “Consultant” and Aquentium, Inc. (AQNM) the “Company” is executed on October 11, 2008.

1.

        APPOINTMENT

The Company hereby retains Consultant to act in the capacity of Business Development for the Company’s products and services.

2.

        CONDITIONS OF APPOINTMENT

At this time, the Company is seeking to expand its business and sales for its ozone equipment for use in food processing, restaurants, schools, hospitals, and water treatment and for its building materials and low cost and disaster relief housing solutions:

A.

Consultant is an independent Contractor and will be furnished with IRS form 1099 (if applicable).

B.

Consultant is on a non-exclusive basis and can not represent other competing ozone or building material companies.

C.

All prior and new Consultant leads that are introduced to the Company shall become the joint property of the Consultant and the Company.

D.

Consultant will provide Company a clear color copy of their Driver’s License.

E.

Services provided by Consultant are not for financing or stock promotion.

3.

       COMPENSATION (Tiered & Bonuses)

Consultant shall receive 1,250,000 S-8 shares of the company’s common stock.  Consultant shall receive 2% commission on all gross sales of equipment, products or projects completed through his efforts.

•

Payment of any commissions to Consultant will occur within 14 business days of completed projects that are paid in full by each client.

4.            TERMINATION [sign here:                                                                         ]

This Agreement may be terminated at any time by either party with a thirty (30) day written notice to the other party.  If the termination is accepted and signed by both parties, compensation for established clients will continue for five (5) years from the termination date.  However, if termination is FOR CAUSE including, but not limited to a breech of contract, fraud, or criminal activity, etc., Company has the right to terminate this agreement immediately and any and all compensation due on or after the termination date is forfeited.

5.

        RESTRICTIONS AND PROTECTIONS

There are currently no restrictions or protected areas around the world other than the Country of Nigera for ozone equipment.  As other protected areas in the world are applied for and granted, written notice will be given.

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6.

        SCOPE

It is understood that Consultant is acting as a Consultant only, and shall have no authority to enter into any commitments on the Company’s behalf. Consultant has NO authority to:

A.

Sign for or on the behalf of or otherwise obligate the Company

B.

Make any representations other than those contained in the written materials provided by the Company.

7.

       CLIENT PROTECTION

All Business Development is on a first documented basis.  When conflicts arise regarding ozone sales, Consultant agrees to be bound by the decisions of the Company.

8.

        MATERIAL CONTENT

Company grants permission to fully use, re-print, re-format, and or exert writings and material, including internet material, content and links for the purposes of general information and education in regards to ozone,  and the Company’s products, goods and services.  At all times full credit will be attributed including name, Company and when appropriate, contact information and links to email and URLs.  Furthermore, at no time shall the nature of any content be altered to represent a new or different meaning, intention or scope.

9.

       AMENDMENTS

This Agreement may be amended at any time by the Company with a written notice to the Consultant.  Consultant has thirty (30) days to accept the amendments or terminate the agreement.

10.

       APPLICABLE LAW

This Agreement is governed by and construed under the laws of the State of California, and any action brought by either party against the other party to enforce or interpret this Agreement shall be brought in arbitration as provided below.

11.

       ARBITRATION

Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in the State of California in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect.  The prevailing party in any suit or arbitration proceeding brought or instituted with respect to this Agreement will be entitled to recover, in addition to other costs and damages, reasonable attorney’s fees to be fixed by the Court or an arbitrator.  Judgment may be entered on the arbitrator’s award in any court having jurisdiction.

13.

REPRESENTATIONS

Consultant hereby represents, warrants and covenants that: (i) Consultant will not disparage the Company, its subsidiaries or affiliates or their respective products, services, directors, officers or employees; (ii) directly or indirectly make or cause to be made any oral or written statement which, or is reasonably likely to be detrimental in any material respect to the business, operations, activities or reputation of the Company or any of its subsidiaries or affiliates or their respective directors, officers, or employees; (iii) any securities being

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acquired by the Consultant hereunder are being acquired for the Consultant’s own account and not with the view to, or for resale in connection with, any distribution in violation of applicable securities laws; (iv) the Consultant is an accredited investor as defined under Regulation D of the Securities Act of 1933 (“Securities Act”), as amended and Advisor/Consultant acknowledges that neither the offer nor sale of the Securities has been registered under the Securities Act or any state or foreign securities or “blue sky” laws; (v) the Consultant may not sell or otherwise dispose of the securities being acquired hereunder except pursuant to either an effective registration statement under the Securities Act and in compliance with applicable state securities laws, or pursuant to exemptions from the registration provisions of the Securities Act and applicable state securities laws; (vi) all services provided hereunder will be performed by Consultant in accordance with all applicable laws and regulations, including without limitation, all securities laws and regulations; and (vii) Consultant is not subject to any obligations or disability which will or might prevent Consultant from or interfering with the performance of services hereunder.

Consultant hereby indemnifies and holds Company and its successors and assigns, and each of its and their respective directors, officers, employees, stockholders and representatives (collectively, the “Indemnitees”) harmless against all loss, cost, claim, damage, tax, assessment, liability or expense (including reasonable attorneys’ and accountant’s fees, costs of suit and costs of appeal) incurred by any Indemnitee in connection with or arising out of any breach of any representation, warranty, covenant or agreement made by Consultant.

14.

CONFIDENTIALITY; WORK PRODUCT

Consultant will not at any time during or after the term of this Agreement divulge, furnish or make accessible to anyone any knowledge or information with respect to confidential or secret aspects of the Company's business including, without limitation, customer or potential customer lists, intellectual property, business plans, financial statements, suppliers, acquisition opportunities and strategic relationships ("Confidential Information"). Any information, which (i) at or prior to the time of disclosure by Consultant was generally available to the public through no breach of this covenant, (ii) was available to the public on a non-confidential basis prior to its disclosure by Consultant or (iii) is subsequently lawfully obtained by Advisor/Consultant from a third party or parties, shall not be deemed Confidential Information for purposes hereof, and the undertaking in this covenant with respect to Confidential Information shall not apply hereto.

Consultant agrees that the Company will be the sole owner of any and all of works made or conceived or reduced to practice by Consultant made on behalf of the Company during the term of this Agreement including, without limitation, all intellectual property rights and Consultant hereby irrevocably assigns to the Company all right, title and interest in such works.

15.

NOTICES

All notices hereunder shall be effective if sent by certified mail, postage prepaid to the following addresses.

If to the Company:

Aquentium, Inc.

PO Box 580943

North Palm Springs, CA 92258

If to Consultant:

Mr. Raymond Sabbaghi

27885 Via Arica

Laguna Niguel, Ca. 92677

310-601-7559

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16.          ENTIRE AGREEMENT

This Agreement, sets forth the entire agreement between the parties hereto and cannot be amended, modified or changed orally. Company acknowledges that the Board of Directors of Aquentium, Inc. has passed a resolution authorizing this contract. The parties hereto have caused this Agreement to be executed by their duly authorized representatives as first dated above.  This is a valid and enforceable agreement only if it contains all original signatures.

17.

FILING

This contract is signed in duplicate. Consultant agrees to deliver one (1) copy to the Client within five (5) days of its execution by fax or mail; and retain one (1) copy for their files.

COMPANY

Signature:

/s/ Mark T. Taggatz

Aquentium, Inc. (Company)

Name:

Mark Taggatz

Title:

President

Phone:

(760) 329-4139

Facsimile:

(760) 329-4096

Email:

info@aquentium.com

Address:

P. O. Box 580943

N. Palm Springs, CA 92258-0943

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CONSULTANT

WITNESS

Signature:

/s/ Raymond Sabbaghi

Signature:

Name:

- Raymond Sabbaghi

Name:

-

Company:

-

Title:

-

Office:

-

Cellular:

-

Facsimile:

-

Email:

-

URL:

-

Address:

       -

Consultant attachments must include:

Clear color copy of Driver’s License

IRS W-9 (http://www.irs.gov/pub/irs-pdf/fw9.pdf)

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